Exhibit 10.32

FIRST AMENDMENT TO

HOTEL PURCHASE AND SALE AGREEMENT

This First Amendment to Hotel Purchase and Sale Agreement (this “First Amendment”) is effective as of January 11, 2018, by and between RP/HH ROSSLYN HOTEL OWNER, LP, a Delaware limited partnership (“Seller”), and SOTHERLY HOTELS LP, a Delaware limited partnership (“Purchaser”). Seller and Purchaser are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

A.Seller and Purchaser are parties to that certain Hotel Purchase and Sale Agreement bearing an Effective Date of December 13, 2017 (the “Agreement”), for the purchase and sale of a leasehold interest in the hotel property commonly known as the Hyatt Centric Arlington, together with Seller’s interest in and to the Premises, Personal Property and other items as more particularly defined in the Agreement (the “Property”).

B.The Parties desire to amend the Agreement with respect to the Purchase Price and the Due Diligence Period in accordance with this First Amendment.

C.In connection with the foregoing, Seller and Purchaser desire to modify the terms of the Agreement pursuant to the terms and conditions set forth in this First Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, Seller and Purchaser agree as follows:

1.Recitals. The Recitals set forth above are true and correct and are adopted and incorporated in this First Amendment by reference.

2.Definitions. Capitalized terms not otherwise defined herein shall have the same meaning ascribed to such terms in the Agreement.

3.Credit to Purchaser.  The following provision is hereby added as a new subsection to Section 3.1 of the Agreement:

(v)Notwithstanding anything to the contrary in this Agreement, Purchaser and Seller agree that Purchaser shall receive a credit at the Closing, which shall be shown on the Closing Statement, in the amount of One Million Three Hundred Thousand Dollars ($1,300,000.00).

4.Due Diligence Period. With respect to the Due Diligence Period, the Agreement is hereby amended as follows:

First Amendment to Hotel Purchase and Sale Agreement

Hyatt Centric Arlington1

a.The definition of “Due Diligence Period” set forth in Section A of the Basic Information is hereby amended to mean the period starting on the Effective Date and ending upon mutual-execution of  this First Amendment.

b.Notwithstanding anything to the contrary in Section 4.2(a), Purchaser acknowledges that Purchaser has received Seller’s Title Cure Notice and accepts Seller’s responses to Purchaser’s Objections as set forth therein. Purchaser hereby waives any unsatisfied Purchaser’s Objections (other than Mandatory Cure Items), which unsatisfied Purchaser’s Objections are deemed to be Permitted Exceptions, and further waives any right to terminate this Agreement pursuant Section 4.2(a). Except for Purchaser’s right to object to any defects, limitations or encumbrances other than Permitted Exceptions arising from and after expiration of the Due Diligence Period in accordance with Section 4.2(b), Purchaser waives any right to further object to matters set forth in the Title Commitment, Survey or Violations Report (as such term is defined in Purchaser’s Objections).

5.Ratification; Conflicts. Except as set forth herein, the Agreement shall remain in full force and effect and unmodified, and the Agreement, as amended hereby, is hereby ratified, confirmed and approved in all respects.  In the event of a conflict between the terms and conditions of the Agreement and this First Amendment, the terms and conditions of this First Amendment shall prevail.

6.Incorporation.  The provisions of Article 10 of the Agreement are hereby incorporated into this First Amendment, including Section 10.3 related to Notices.

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First Amendment to Hotel Purchase and Sale Agreement

Hyatt Centric Arlington 2

Exhibit 10.32

AGREED TO by Seller and Purchaser, effective as of the date first written above.

SELLER:

RP/HH ROSSLYN HOTEL OWNER, LP,

a Delaware limited partnership

By:DBD Harlington GP, LLC,

a Delaware limited liability company

By:   /s/ Andrew Osborne

Name:   Andrew Osborne

Title:   Authorized Signatory

First Amendment to Hotel Purchase and Sale Agreement

Hyatt Centric ArlingtonSeller Signature Page

Exhibit 10.32

PURCHASER:

SOTHERLY HOTELS, LP,

a Delaware limited partnership

By:Sotherly Hotels, Inc.

a Maryland corporation,

its general partner

By: /s/ David R. Folsom

David R. Folsom, President & Chief Operating Officer

First Amendment to Hotel Purchase and Sale Agreement

Hyatt Centric ArlingtonPurchaser Signature Page